Kurv Yield Premium Strategy Netflix (NFLX) ETF

(Ticker: NFLP)

Exchange: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

October 9, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated September 29, 2025 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.kurvinvest.com/etf/nflp. You can also obtain these documents at no cost by calling (833) 595-KURV (5878) or by sending an email request to info@kurvinvest.com.

Investment Objective

The Kurv Yield Premium Strategy Netflix (NFLX) ETF (the “YP Netflix Fund”) seeks to provide current income.

The YP Netflix Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Netflix Inc. (“NFLX” or “Netflix” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Netflix Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(2)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	Other expenses are restated to reflect current fees and include Acquired Fund Fees and Expenses which are estimated to be under 0.005% of Fund assets.

(2)	The YP Netflix Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of the YP Netflix Fund officers and Trustees, contractual indemnification of the YP Netflix Fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Netflix Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Netflix Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Netflix Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the YP Netflix Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Netflix Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$349	$617	$1,382

Portfolio Turnover

The YP Netflix Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Netflix Fund’s performance. For the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Netflix Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Netflix Inc. (“NFLX” or the “Underlying Security), subject to potential limits on investment gains. The YP Netflix Fund seeks to employ its investment strategy as it relates to NFLX in all market, economic, or other conditions. The YP Netflix Fund uses a synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy to provide (I) income derived from options premiums and (2) exposure to the share price returns of NFLX, subject to a limit on potential share price returns on NFLX as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The YP Netflix Fund from time to time may also invest directly in shares of NFLX. In implementing the strategy, the Adviser actively manages the direct and synthetic long position of the YP Netflix Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to NFLX shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the YP Netflix Fund. ln addition, the Adviser makes active decisions for the YP Netflix Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. To mitigate potential loss from NFLX’s share price, the YP Netflix Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts or buy out-of-the-money protective put options. Further, to gain price appreciation from NFLX’s share price, the YP Netflix Fund may purchase call spreads. The YP Netflix Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the YP Netflix Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in NFLX stock, either synthetically or through purchasing shares, the YP Netflix Fund will hold positions in NFLX options contracts as described below.

For more information, see sections “The YP Netflix Fund’s Use of NFLX Option Contracts” and “Synthetic Call and Put Strategy” below.

An investment in the YP Netflix Fund is not an investment in NFLX. The strategy employed to construct the YP Netflix Fund’s portfolio is designed to generate income; however the YP Netflix Fund may not fully participate in gains in NFLX’s stock price. The use of options in the YP Netflix Fund’s strategy will limit any share price gains in NLFX but the YP Netflix Fund remains subject to all potential share price losses in NFLX which may not be offset by income the YP Netflix Fund receives. The performance of the YP Netflix Fund’s shares may exceed, substantially track or trail the performance of NFLX because the options transactions that the YP Netflix Fund enters may outperform or underperform the underlying stock’s performance.

NFLX Option Contracts

As part of the YP Netflix Fund’s synthetic covered call strategy, the YP Netflix Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of NFLX.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the YP Netflix Fund-Exchange Traded Options Portfolio.”

All options contracts used by the YP Netflix Fund are based on the value of NFLX, which gives the YP Netflix Fund the right or obligation to receive or deliver shares of NFLX on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the YP Netflix Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the YP Netflix Fund due to the movement of NFLX.

Synthetic Call and Put Strategy

In seeking to achieve its investment objective, the YP Netflix Fund implements a “synthetic call and put” strategy using either stock and/or the standardized exchange-traded and/or FLEX options described above. The YP Netflix Fund’s strategies consists of the following elements, which are described in more detail below:

●	Cash and/or Synthetic long exposure to NFLX, which allows the YP Netflix Fund to seek to participate in the changes, up or down, in the price of NFLX’s stock.

●	Covered call writing (where NFLX call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Netflix Fund to generate income.

●	Covered call writing (where NFLX call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Netflix Fund to generate income.

●	Call spreads which allows the YP Netflix Fund to seek increased participation in the potential appreciation of NFLX’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the YP Netflix Fund mitigate potential loss from NFLX’s share price.

●	Short-dated, fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The YP Netflix Fund may gain long exposure via purchasing NFLX shares or creating a synthetic long position. To achieve a synthetic long exposure to NFLX, the YP Netflix Fund buys NFLX call options and, simultaneously, sells NFLX put options to try to replicate the price movements of NFLX. The combination of the long call options and sold put options seek to provide the YP Netflix Fund with investment exposure equal to approximately 100% of NFLX for the duration of the applicable options exposure. The call options the YP Netflix Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the YP Netflix Fund writes (sells) call option contracts on NFLX to generate income. If the YP Netflix Fund gains long exposure synthetically, since the YP Netflix Fund does not directly own NFLX, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the NFLX call option contracts will limit the YP Netflix Fund’s participation in the appreciation in NFLX’s stock price. If the stock price of NFLX increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the YP Netflix Fund to experience similar percentage gains. However, if NFLX’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Netflix Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the YP Netflix Fund’s synthetic and long stock exposure. As a result, the YP Netflix Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to NFLX and the sold (short) NFLX call positions) will limit the YP Netflix Fund’s participation in gains in the NFLX stock price beyond a certain point.

When the YP Netflix Fund engages in covered call writing with respect to NFLX, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase NFLX on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in NFLX.

Call Spreads

The Fund may write (sell) call or put spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of NFLX’s share price, while still generating net premium income. In a call option spread, the YP Netflix Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money.

Risk Reversals or Protective Collars

The YP Netflix Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from NFLX’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Netflix Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The YP Amazon Fund may purchase out-of-the-money protective put options to seek to limit loss from NFLX’s share price. The cost of protection may reduce the income generated in the portfolio.

Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

Fund’s Monthly Distributions

The YP Netflix Fund seeks to provide monthly income in the form of distributions to shareholders. The YP Netflix Fund seeks to generate such income which consists of two primary components, as follows:

●	Premium from writing (selling) call option contracts on NFLX as described above. This income made on the YP Netflix Fund’s options transactions will depend on the volatility of NFLX and thus its price return. NFLX stock, although other factors, including interest rates, will also impact the level of income.

●	Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

●	In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of Call Spreads may occasionally allow it to capture a substantial portion of any significant increase in the price of NFLX. When this happens, the YP Netflix Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

To the extent the YP Netflix Fund holds shares of NFLX directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs NFLX

For the reasons stated above, the YP Netflix Fund’s performance will differ from that of NFLX’s stock price. The performance differences will depend on, among other things, the price of NFLX, changes in the price of the NFLX options contracts the YP Netflix Fund has purchased and sold, the extent to which NFLX owns shares directly and changes in the value of the fixed income securities in the portfolio.

Fund Portfolio

The YP Netflix Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy Netflix (NFLX) ETF
Portfolio Holdings (All options are based on the value of NFLX)	Investment Terms	Expected Target Maturity
Purchased call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of NFLX at the time of purchase) to provide exposure to positive price returns of NFLX.

If the stock of NFLX increases, these options will generate corresponding increases to the YP Netflix Fund.

1-month to one-year expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of N FLX at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by NFLX.

1-month to one-year expiration dates
Sold (short) call option contracts

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale).

They may generate current income. However, they also limit some potential positive returns that the YP Netflix Fund may have otherwise experienced. Selling a short call option will generate a loss for the YP Netflix Fund if the Underlying Security moves higher through the strike price of the call option contract.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less

The Kurv Yield Premium Strategy Netflix (NFLX) ETF
Portfolio Holdings (All options are based on the value of NFLX)	Investment Terms	Expected Target Maturity
Purchased put option contracts

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less
NLFX Shares	Shares of NLFX	N/A
Short-term Fixed Income Instruments and Cash

Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year.

These instruments may be used as collateral for the YP Netflix Fund’s derivative investments.

They may also generate income.

Average portfolio duration of the YP Netflix Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The market value of the cash and fixed income securities held by the YP Netflix Fund are expected to be between 50% and 100% of the YP Netflix Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the YP Netflix Fund’s net assets.

The YP Netflix Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to NFLX’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of NFLX.

The YP Netflix Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The YP Netflix Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the YP Netflix Fund if it, among other reasons, fully understands the risks inherent in an investment in the YP Netflix Fund’s Shares. There is no guarantee that the YP Netflix Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The YP Netflix Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Netflix Fund will participate in increases in value experienced by NFLX over the call period. This means that if NFLX experiences an increase in value above the strike price of the sold call options during a call period, the YP Netflix Fund will likely not experience that increase to the same extent and may significantly underperform NFLX over the call period.

There is no guarantee that the YP Netflix Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

Netflix Inc.

Netflix’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

THE YP NETFLIX FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH NETFLIX INC.

Due to the YP Netflix Fund’s investment strategy, the YP Netflix Fund’s investment exposure is concentrated in the same industry as that assigned to NFLX. As of the date of the Prospectus, NFLX is assigned to the entertainment industry.

This Prospectus relates only to the YP Netflix Fund shares offered hereby and is not a prospectus for the common stock or other securities of NFLX. The common stock of Netflix Inc. (NFLX) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NFLX pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. ln addition, information regarding NFLX may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE YP NETFLIX FUND

As with all ETFs, there is the risk that you could lose money through your investment in the YP Netflix Fund. Many factors affect the YP Netflix Fund’s net asset value (“NAV”) and performance.

Netflix Risk. Netflix, Inc. faces risks related to maintaining and expanding membership for its streaming services; competition in the entertainment video market; unforeseen costs or liability in connection with content that is acquired, produced, licensed and/or distributed through its service; the ability to manage change and growth in its business; costs and challenges associated with strategic acquisitions and investments; regulatory changes and legal issues; protecting its intellectual property; consumer data privacy issues; and network operators handling and changing data access.

Active Management Risk. The YP Netflix Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the YP Netflix Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the YP Netflix Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The YP Netflix Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the YP Netflix Fund will give up the opportunity to benefit from potential increases in the value of NFLX above the exercise prices of the written options, but will continue to bear the risk of declines in the value of NFLX. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, the YP Netflix Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless the YP Netflix Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the YP Netflix Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, the YP Netflix Fund may be unable to write or purchase options at times that may be desirable or advantageous to the YP Netflix Fund to do so. If the YP Netflix Fund is unable to extinguish the option position before exercise, the YP Netflix Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the YP Netflix Fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of NFLX rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the YP Netflix Fund’s performance under this strategy.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the YP Netflix Fund executes transactions) to a transaction with the YP Netflix Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the YP Netflix Fund will give up the opportunity to benefit from potential increases in the value of the NFLX above the exercise prices of such options, but will continue to bear the risk of declines in the value of the NFLX. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the YP Netflix Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the YP Netflix Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the YP Netflix Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the YP Netflix Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the YP Netflix Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the YP Netflix Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the YP Netflix Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the YP Netflix Fund’s systems.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the YP Netflix Fund’s investment objective, the YP Netflix Fund seeks to provide current monthly income. There is no assurance that the YP Netflix Fund will make a distribution in any given month. If the YP Netflix Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the YP Netflix Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the YP Netflix Fund will fluctuate based on changes in the value of the U.S. equity securities held by the YP Netflix Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The YP Netflix Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of the YP Netflix Fund shares and the YP Netflix Fund’s NAV.

●	In stressed market conditions, the market for the YP Netflix Fund’s shares may become less liquid in response to the deteriorating liquidity of the YP Netflix Fund’s portfolio. This adverse effect on the liquidity of the YP Netflix Fund’s shares may, in turn, lead to differences between the market value of the YP Netflix Fund’s shares and the YP Netflix Fund’s NAV.

●	An active trading market for the YP Netflix Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Netflix Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the YP Netflix Fund’s shares.

Fixed Income Securities Risk. When the YP Netflix Fund invests in fixed income securities, the value of your investment in the YP Netflix Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the YP Netflix Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the YP Netflix Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the YP Netflix Fund, possibly causing the YP Netflix Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the YP Netflix Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the YP Netflix Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the YP Netflix Fund is forced to sell an illiquid security at an unfavorable time or price, the YP Netflix Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the YP Netflix Fund from limiting losses, realizing gains or achieving a high correlation with NFLX. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the YP Netflix Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the YP Netflix Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Instrument Risk. The YP Netflix Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the YP Netflix Fund makes a distribution, the YP Netflix Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Netflix Fund, if any, may significantly erode the YP Netflix Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in the YP Netflix Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the YP Netflix Fund.

Non-Diversified Risk. The YP Netflix Fund is non-diversified. This means that the YP Netflix Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the YP Netflix Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the YP Netflix Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The YP Netflix Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the YP Netflix Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The YP Netflix Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the YP Netflix Fund’s ability to meet its investment objective. Although the YP Netflix Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the YP Netflix Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the YP Netflix Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the YP Netflix Fund risks losing the entire premium invested in the option if the YP Netflix Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the YP Netflix Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the YP Netflix Fund’s performance.

Price Participation Risk. The YP Netflix Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Netflix Fund will participate in increases in value experienced by NFLX over the call period. This means that if NFLX experiences an increase in value above the strike price of the sold call options during a call period, the YP Netflix Fund will likely not experience that increase to the same extent and may significantly underperform NFLX over the call period. Additionally, because the YP Netflix Fund is limited in the degree to which it will participate in increases in value experienced by NFLX over each call period, but has full exposure to any decreases in value experienced by NFLX over the call period, the NAV of the YP Netflix Fund may decrease over any given time period. The YP Netflix Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of NFLX. The degree of participation in NFLX gains the YP Netflix Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the YP Netflix Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of NFLX, changes in interest rates, changes in the actual or perceived volatility of NFLX and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of NFLX changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the YP Netflix Fund’s NAV, will change. However, it is not expected for the YP Netflix Fund’s NAV to directly correlate on a day-to-day basis with the returns of NFLX. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the YP Netflix Fund’s NAV, which may not be in full effect until the expiration date of the YP Netflix Fund’s options contracts. Therefore, while changes in the price of the NFLX will result in changes to the YP Netflix Fund’s NAV, the YP Netflix Fund generally anticipates that the rate of change in the YP Netflix Fund’s NAV will be different than that experienced by NFLX. When an investor purchases and sells shares of the YP Netflix Fund, such purchases and sales may affect the investor’s performance in light of the YP Netflix Fund’s share price trailing, tracking or outperforming the underlying stock. For example, if an investor purchases shares or sells shares of the YP Netflix Fund immediately prior to, after or during the period the Adviser is entering in covered call transactions for the YP Netflix Fund may heighten the difference between the share price of that investor’s shares and the performance the underlying stock over the period the investor owns Fund shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the YP Netflix Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the YP Netflix Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Entertainment Sector Risk. The entertainment industry is intensely competitive and subject to rapid change. Through new and existing distribution channels, consumers have increasing options to access entertainment video. The various economic models underlying these channels include subscription, transactional, ad-supported and piracy-based models. All of these have the potential to capture meaningful segments of the entertainment video market. Traditional providers of entertainment video, including broadcasters and cable network operators, as well as internet based e-commerce or entertainment video providers are increasing their streaming video offerings. Several of these competitors have long operating histories, large customer bases, strong brand recognition, exclusive rights to certain content, large content libraries, and significant financial, marketing and other resources. In addition, the adoption or modification of laws or regulations also may affect companies in the entertainment industry.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the YP Netflix Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the YP Netflix Fund, which focuses on an individual security (NFLX), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The YP Netflix Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Netflix Fund realizes from its investments. As a result, a larger portion of the YP Netflix Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Netflix Fund.

The YP Netflix Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the YP Netflix Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the YP Netflix Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the YP Netflix Fund’s taxable income will be subject to tax at the YP Netflix Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the YP Netflix Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the YP Netflix Fund’s investments in options were to exceed 25% of the YP Netflix Fund’s total assets at the end of a tax quarter, the YP Netflix Fund, generally, has a grace period to cure such lack of compliance. If the YP Netflix Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The YP Netflix Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price the YP Netflix Fund could receive upon the sale of a security or other asset may differ from the YP Netflix Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the YP Netflix Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the YP Netflix Fund’s shares. Authorized Participants who purchase or redeem the YP Netflix Fund shares on days when the YP Netflix Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the YP Netflix Fund not fair-valued securities or used a different valuation methodology. The YP Netflix Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance:

The following performance information provides some indication of the risks of investing in the YP Netflix Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Netflix Fund’s annual returns. The table illustrates how the YP Netflix Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Netflix Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Netflix Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Netflix Fund (the Kurv Yield Premium Strategy Netflix (NFLX) ETF for dates prior to November 18, 2024. The YP Netflix Fund has adopted the performance of the Predecessor YP Netflix Fund as a result of a reorganization in which the YP Netflix Fund has acquired all the assets and liabilities of the Predecessor YP Netflix Fund (the “Reorganization”). Prior to the Reorganization, the YP Netflix Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Netflix Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2025, was 37.81%.

During the period shown in the bar chart, the best performance for a quarter was 19.03% for the quarter ended March 31, 2024. The worst performance was 3.22% for the quarter ended September 30, 2024.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Since Inception*
YP Netflix Fund
Return Before Taxes	52.88%	60.24%
Return After Taxes on Distributions	40.44%	47.49%
Return After Taxes on Distributions and Sale of Fund Shares	30.25%	40.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	36.67%

*	The YP Netflix Fund commenced operations on October 26, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Netflix Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Netflix Fund.

Purchase and Sale of Fund Shares: The YP Netflix Fund is an ETF. Individual Shares of the YP Netflix Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Netflix Fund (bid) and the lowest price a seller is willing to accept for Shares of the YP Netflix Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the YP Netflix Fund’s Shares have more trading volume and market liquidity and higher if the YP Netflix Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Netflix Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the YP Netflix Fund’s website at www.kurvinvest.com.

Tax Information: The YP Netflix Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Netflix Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Netflix Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Netflix Fund over another investment. Any such arrangements do not result in increased the YP Netflix Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.